SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                   FORM 8-K/A

                                 Current Report

                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


      Date of Report (Date of earliest event reported): September 15, 1997

                            ------------------------


                           SOS Staffing Services, Inc.
             (Exact name of registrant as specified in its charter)




             Utah                       0-26094                  87-0295503 .
-------------------------------  ---------------------       -------------------
(State or other jurisdiction of  (Commission File No.)         (IRS Employer
        incorporation)                                       Identification No.)




                             1415 South Main Street
                          Salt Lake City, Utah 84115 .
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                (801) 484-4400 .
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)
               --------------------------------------------------



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





                                                 TABLE OF CONTENTS


                                                                            Page
Item 7.  Financial Statements and Exhibits                                  ----

         Unaudited Pro Forma Condensed Consolidated Balance Sheet           3

         Unaudited Pro Forma Condensed Consolidated Statements of Income    4

         Notes to Unaudited Pro Forma Condensed Consolidated Financial
           Statements                                                       5

         Exhibits                                                           6

SIGNATURES                                                                  7

     This Amendment No. 1 to Current Report is filed by SOS Staffing Services, Inc. (the "Company") to provide the financial statements and proforma information identified in Item 7.a and Item 7.b below.

Item 7. Financial Statements and Exhibits

         (a)   Financial Statements of business acquired

         The historical financial statements of JesCo Technical Services, Inc. ("JesCo") are incorporated herein by reference to the Company's Registration Statement No. 333-36043 and to pages F-16 through F-21 of the Definitive Prospectus included therein, which is dated October 15, 1997.

         (b)   Pro Forma Financial Information

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               As of June 29, 1997
                                 (in thousands)

                                                        Historical
                                             ---------------------------------        Pro Forma
                                                  SOS               JesCo            Adjustments              Pro Forma
                                             ---------------    --------------     ----------------        ----------------
Current Assets:
     Cash and cash equivalents                $     5,042       $        923       $          (923) (b)     $      5,042
     Accounts receivable, net                      21,840              1,785                (1,785) (b)           21,840
     Current portion of workers'
        Compensation deposit                          710                  -                     -                   710
     Prepaid expenses and other                       319                 53                   (12) (b)              360
     Deferred tax asset                               809                  -                     -                   809
     Amounts due from related parties                 392                  -                     -                   392
                                             ---------------    --------------     ----------------        ----------------
          Total current assets                     29,112              2,761                (2,720)               29,153
                                             ---------------    --------------     ----------------        ----------------
Property and equipment, net                         2,615                159                                       2,774
                                             ---------------    --------------                             ----------------
Other assets, net                                  21,863                 54                 4,800  (a)           26,663
                                             ---------------    --------------                             ----------------
                                                                                               (54) (b)
          Total assets                        $    53,590       $      2,974       $         2,026          $     58,590
                                             ===============    ==============     ================        ================

Current liabilities:
     Line of credit                           $       507       $          -                     -          $        507
     Current portion of long-term debt                  -                  -                     -                     -
     Accrued acquisition earnouts                   4,460                  -                     -                 4,460
     Accounts payable                                 401                150                  (150) (b)              401
     Accrued payroll costs                          2,367                581                  (581) (b)            2,367
     Current portion of worker's
        Compensation reserve                        1,789                  -                     -                 1,789
     Accrued liabilities                              501                341                  (341) (b)              501
     Income taxes payable                             198                  -                     -                   198
                                             ---------------    --------------     ----------------        ----------------
          Total current liabilities                10,223              1,072                (1,072)               10,223
                                             ---------------    --------------     ----------------        ----------------
Long-term liabilities                                 542                  -                 5,000  (a)            5,542
                                             ---------------    --------------     ----------------        ----------------
Shareholders' equity                               42,825              1,902                (1,902) (b)           42,825
                                             ---------------    --------------     ----------------        ----------------
          Total liabilities and equity        $    53,590       $      2,974       $         2,026          $     58,590
                                             ===============    ==============     ================        ================


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                      For the Year Ended December 29, 1996
                      (in thousands, except per share data)

                                                         Historical
                                              ---------------------------------        Pro Forma
                                                   SOS               JesCo            Adjustments             Pro Forma
                                              ---------------    --------------     ----------------        ---------------

Service revenues                               $   136,164        $     5,148       $             -           $   141,312
Direct costs of services                           108,589              3,965                     -               112,554
                                              ---------------    --------------     ----------------        ---------------
Gross profit                                        27,575              1,183                     -                28,758
Operating expenses                                  20,868                632                   147  (c)           21,780
                                              ---------------    --------------                             ---------------
                                                                                                133  (d)

Operating income                                     6,707                551                  (280)                6,978
Other income (expense), net                           (196)               (16)                 (400) (e)             (612)
                                              ---------------    --------------     ----------------        ---------------
Income before provision for
    Income taxes                                     6,511                535                  (680)                6,366
Provision for income taxes                           2,482                  -                   (57) (f)            2,425
                                              ===============    --------------     ----------------        ===============
Net income                                     $     4,029       $        535        $         (623)        $       3,941
                                              ===============    ==============     ================        ===============
Net income per common
    Share                                     $       0.59                                                  $        0.58
                                              ===============                                               ===============
Weighted average common
    Shares outstanding                               6,838                                                          6,838
                                              ===============                                               ===============


                  For the Twenty-six Weeks Ended June 29, 1997
                      (in thousands, except per share data)

                                                         Historical
                                              ---------------------------------        Pro Forma
                                                   SOS               JesCo            Adjustments             Pro Forma
                                              ---------------    --------------     ----------------        ---------------

Service revenues                               $    87,364        $     4,391       $             -         $      91,755
Direct costs of services                            68,447              2,597                     -                71,044
                                              ---------------    --------------     ----------------        ---------------
Gross profit                                        18,917              1,794                     -                20,711
Operating expenses                                  14,152                594                    73  (c)           14,886
                                              ---------------    --------------                             ---------------
                                                                                                 67  (d)
Operating income                                     4,765              1,200                  (140)                5,825
Other income (expense), net                            197                  -                  (200) (e)               (3)
                                              ---------------    --------------     ----------------        ---------------
Income before provision for
    Income taxes                                     4,962              1,200                  (340)                5,822
Provision for income taxes                           2,005                  -                   335  (f)            2,340
                                              ===============    ==============     ----------------        ===============
Net income                                    $      2,957        $     1,200       $          (675)        $       3,482

                                              ===============    ==============     ================        ===============
Net income per common
    Share                                     $        0.33                                                 $        0.38
                                              ===============                                               ===============
Weighted average common
    Shares outstanding                               9,096                                                          9,096
                                              ===============                                               ===============

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(1)   Basis of Presentation

     The accompanying pro forma condensed consolidated statements of income are presented to give effect to the acquisition of certain assets and substantially all of the business operations of JesCo Technical Services, Inc. ("JesCo") which occurred in October 1997. The condensed consolidated balance sheet as of June 29, 1997 assumes that the acquisition occurred on June 29, 1997. These condensed consolidated statements of income assume that the acquisition occurred at the beginning of the periods presented. Such information does no purport to be indicative of the results which would have actually been obtained if the acquisition had been effected at the beginning of the periods presented nor is it indicative of actual or future operating results.

         The purchase method of accounting has been used in preparing the pro forma condensed consolidated financial statements. The purchase price was approximately $5.0 million in cash plus contingent future earnout payments not to exceed $7.0 million. The initial purchase price was allocated based on the fair value of the net assets acquired and resulted in allocating approximately $0.2 million to equipment, $4.4 million to goodwill and $0.4 million to other intangibles.

(2) Pro Forma Adjustments

     (a) To reflect the acquisition and the related long-term borrowings under the Company's credit agreement used to fund the acquisition.

     (b) To eliminate assets not acquired and liabilities not assumed by SOS.

     (c) To reflect amortization of goodwill which is being amortized on a straight-line basis over 30 years.

     (d) To reflect amortization of other intangible assets (employee and customer lists, non-compete agreements and customer contracts) which are being amortized on a straight-line basis over 3 years.

     (e) To reflect the interest expense on the borrowings used to fund the acquisition using an interest rate of 8%.

     (f) To reflect the income tax provision for JesCo which had previously elected S Corporation status and the related income tax effect of the pro forma adjustments.








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

     (g)  Exhibits

                   2.1     Acquisition agreement. *

                  99.1     Press Release dated September 15, 1997. *































-----------------------------------
*Previously filed.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereto duly authorized.




                                        SOS STAFING SERVICES, INC.


                                        \S\ Gary B. Crook                      .
                                        ----------------------------------------
                                        Gary B. Crook
                                        Vice President, Chief Financial Officer
                                        and Treasurer


Date: November 12, 1997


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